VOYAGEUR INVESTMENT TRUST II

                POWER OF ATTORNEY -- N-14 REGISTRATION STATEMENT

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John G. Taft, Kenneth R. Larsen and Thomas J. Abood, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form N-14 of Voyageur Investment Trust II, relating to the combination of the Mackenzie Florida Limited Term Municipal Fund of Mackenzie Series Trust with and into the Voyageur Florida Limited Term Tax Free Fund of Voyageur Investment Trust II, and any and all amendments thereto, including post-effective amendments, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

     SIGNATURE                       TITLE                      DATE

/s/John G. Taft                    President                March 1, 1996
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John G. Taft

/s/Kenneth R. Larsen               Treasurer                March 12, 1996
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Kenneth R. Larsen

/s/Clarence G. Frame               Director                 March 1, 1996
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Clarence G. Frame

/s/Richard F. McNamara             Director                 March 12, 1996
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Richard F. McNamara

/s/Thomas F. Madison               Director                 March 1, 1996
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Thomas F. Madison

/s/James W. Nelson                 Director                 March 1, 1996
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James W. Nelson

/s/Robert J. Odegard               Director                 March 1, 1996
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Robert J. Odegard